[GRAPHIC OF L. ROY PAPP]




                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                                 A No-Load Fund






                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000









                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     6225 North 24th Street
                                                     Suite 150
                                                     Phoenix, AZ  85016
                                                     (602)956-1115 Local
                                                     (800)421-4004
                                                     E-mail: invest@roypapp.com
                                                     Web: http://www.roypapp.com

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP AMERICA-PACIFIC RIM FUND, INC. AND THE MORGAN STANLEY WORLD INDEX


AVERAGE ANNUAL TOTAL RETURN
                                   1 YEAR       SINCE INCEPTION
PAPP AMERICA-PACIFIC RIM FUND       43.0%            29.4%
MORGAN STANLEY WORLD INDEX          11.6%            17.7%

[LINE CHART]

YEAR         PAPP AMERICA-PACIFIC RIM FUND           MORGAN STANLEY WORLD INDEX


3/14/97       $10,000                                $10,000
1997           12,110                                 11,370
1998           15,580                                 14,130
1999           19,460                                 17,650
6/30/00        23,372                                 17,117



            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
           -----------------------------------------------------------

The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 25% of the sales of the companies in the Fund's portfolio are derived from Pacific Rim sources, 25% are derived from other foreign sources, and 50% are derived from United States sources. The Morgan Stanley World Index is an unmanaged, market-weighted index that includes 50% foreign companies and 50% United States companies. The values shown include reinvested dividends.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                       -----------------------------------


Dear Fellow Shareholders:

         Our Fund, which passed its third anniversary on March 14, continues to show very good results. For the six months ended June 30, 2000, we were up 20.1% while the Morgan Stanley World Index, against which we compare ourselves, was down 0.9% and the Standard & Poor's 500 Stock Index was down 0.3%. Since inception, our Fund is up 133.7% while the World Index is up 75.0% and the S&P 500 is up 92.7%. Therefore, we have outperformed the World Index by approximately 58 percentage points and the S&P 500 by approximately 41 percentage points.

         As you know, this Fund was designed to reflect our conviction that the next century will see Asia regain its place as a very powerful economic region. It is our belief that the best way to participate in this growth is through ownership of American companies that do a substantial amount of business in Asia, particularly those companies that have demonstrated their clear leadership in the fast growing areas of medical and electronic technology.

         Generally, we have not invested in purely Asian companies because of our concerns about their price volatility and lack of liquidity, differing reporting standards and other auditing problems, and lack of SEC oversight. Furthermore, many of these companies are in what we term "sunset" industries such as automobiles and steel which do not provide the long-term growth probabilities we require. Finally, most Asian companies lack the capital base necessary to sustain them through difficult economic conditions. We are well aware of the numerous business failures in even the more industrialized Asian nations when that region was experiencing its recent economic slowdown. Most important of all, however, is that U.S. companies are more efficient and make more money than most of their competitors. This is best illustrated by the fact that of the largest 100 companies in the world, based on sales, only 24 are American, but those 24 produce 50% of the earnings. Of the ten most profitable companies in the world, seven are American.

         It is now apparent that the Asian nations are successfully working their way out of the economic doldrums that have plagued them for the last several years, although the recovery has been uneven from nation to nation. This is not surprising. The Chinese, Koreans, and Japanese are hard working and competitive. To a large extent they dominate the economies of Indonesia, the Philippines, and Malaysia. They are the backbone of Hong Kong and Singapore. They need the products of our superior technology so that they can effectively compete. They want to be a part of the inevitable globalization.

                                                     Warmest regards,


                                                     L. Roy Papp, Chairman
                                                     July 28, 2000


P.S. On June 30, the Fund distributed $1.81 per share to shareholders of record June 28 from net long-term capital gains realized in 2000. For those who reinvest, the distribution simply results in a greater number of shares with a lesser value per share.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)


                                                                          Number                  Market
                         Common Stocks                                   of Shares                Value
-----------------------------------------------------------------      -------------            ----------


Industrial Services (12.7%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                              24,000                $1,140,000
   G & K Services, Inc. Class A
      (Uniform rental service)                                            14,500                   363,406
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                    25,500                 1,096,500
                                                                                                 ---------
                                                                                                 2,599,906
                                                                                                 ---------
Computer Equipment (12.5%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                  7,200                   899,100
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                    9,500                 1,270,031
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                              3,500                   383,469
                                                                                                 ---------
                                                                                                 2,552,600
                                                                                                 ---------
Electronic Equipment (12.1%)
   American Power Conversion *
      (Leading producer of uninterruptible power supply products)         35,000                 1,428,438
    Molex, Inc.
      (Supplier of interconnection products)                              30,000                 1,050,000
                                                                                                 ---------
                                                                                                 2,478,438
                                                                                                 ---------
Financial Services (12.1%)
   American International Group
      (Major international insurance holding company)                      7,700                   904,750
   General Electric Co.
      (Diversified financial and industrial company)                      14,500                   768,500
   State Street Corporation
      (Provider of U.S. and global securities custodial services)          7,500                   795,468
                                                                                                 ---------
                                                                                                 2,468,718
                                                                                                 ---------
Pharmaceutical (11.6%)
   Eli Lilly & Co.
      (Prescription pharmaceuticals)                                      13,000                 1,298,375
   Pfizer, Inc.
      (Prescription pharmaceuticals)                                      22,500                 1,080,000
                                                                                                 ---------
                                                                                                 2,378,375
                                                                                                 ---------

*Non-income producing security.

The accompanying notes are an integral part of this financial statement.


                                       4


                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)



                                                                          Number                  Market
                         Common Stocks (continued)                       of Shares                Value
-----------------------------------------------------------------      -------------           -----------


Medical Products (8.9%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                    20,000               $   996,250
   ResMed, Inc.*
      (Developer and manufacturer of respiratory products)                 6,000                   160,500
   Stryker Corp.
      (Developer and manufacturer of surgical and medical devices)        15,000                   656,250
                                                                                               -----------
                                                                                                 1,813,000
                                                                                               -----------
Instruments & Testing (6.7%)
   National Instruments Corporation *
      (Supplier of computer based instrumentation products)               15,000                   654,375
   Agilent Technologies, Inc.*
      (Designs and manufactures test and measurement systems for the
      electronics and healthcare industries)                               9,546                   704,018
                                                                                               -----------
                                                                                                 1,358,393
                                                                                               -----------
Consumer Products (6.4%)
    Clorox Company
      (Manufacturer of bleach and other consumer products)                29,000                 1,299,563
                                                                                               -----------

Restaurants (4.9%)
    McDonald's Corporation
      (Fast food restaurants and franchising)                             30,500                 1,004,593
                                                                                               -----------

Telecommunications (4.2%)
   L. M. Ericsson Telephone AB
      (Manufacturer of telecom systems and cellular handsets)             39,000                   780,000
   Cable & Wireless HKT Ltd.
      (International telecommunications services)                          4,000                    86,000
                                                                                               -----------
                                                                                                   866,000
                                                                                               -----------
Software (3.5%)
    Microsoft Corporation*
       (Personal computer software)                                        9,000                   720,000
                                                                                               -----------

Investment Management (3.3%)
    T. Rowe Price Associates, Inc.
       (No-load mutual fund company)                                      16,000                   680,000
                                                                                               -----------

Total Common Stocks - 98.9%                                                                     20,219,586
Cash and Other Assets, Less Liabilities -  1.1%                                                    227,428
                                                                                               -----------
Net Assets - 100.0%                                                                            $20,447,014
                                                                                               ===========

Net Asset Value Per Share
(Based on 950,389 shares outstanding at June 30, 2000)                                         $     21.51
                                                                                               ===========
*Non-income producing security.


The accompanying notes are an integral part of this financial statement.


                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)



                                     ASSETS

Investment in securities at market value (original cost
   $11,139,559 at June 30, 2000) (Note 1)                     $20,219,586
Cash                                                              297,840
Dividends and interest receivable                                   8,773
                                                              -----------
         Total assets                                         $20,526,199
                                                              ===========

                                  LIABILITIES

Accrued expenses                                              $    79,185
                                                              ===========

                                   NET ASSETS

Paid-in capital                                               $11,621,754
Accumulated undistributed net realized loss
   on sale of investments                                           (842)
Accumulated undistributed net investment loss                   (253,925)
Net unrealized gain on investments                              9,080,027
                                                              -----------
         Net assets applicable to Fund shares outstanding     $20,447,014
                                                              ===========


Fund shares outstanding                                           950,389
                                                              ===========

Net Asset Value Per Share (net assets/shares
   outstanding)                                               $     21.51
                                                              ===========


    The accompanying notes are an integral part of this financial statement.


                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)


INVESTMENT INCOME:
   Dividends                                                    $   44,084
   Interest                                                          7,615
   Foreign taxes withheld                                            (727)
                                                                ----------
            Total investment income                                 50,972
                                                                ----------


EXPENSES:
   Management fee (Note 3)                                          93,008
   Filing fees                                                      14,660
   Accounting fees                                                   7,200
   Legal fees                                                        5,094
   Custodial fees                                                    3,901
   Directors' attendance fees                                        1,950
   Printing and postage fees                                         1,913
   Transfer agent fees                                               1,757
   Other fees                                                          600
                                                                ----------
            Total expenses                                         130,083
                                                                ----------

Less fees waived by adviser (Note 3)                              (13,823)
                                                                ----------
            Net expenses                                           116,260
                                                                ----------

Net investment loss                                               (65,288)
                                                                ----------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Proceeds from sales of securities                             3,119,596
   Cost of securities sold                                      (1,528,683)
                                                                ----------
   Net realized gain on investments sold                         1,590,913

Net change in unrealized gain on investments                     1,730,086
                                                                ----------

Net realized and unrealized gain on investments                  3,320,999
                                                                ----------

Net increase in net assets resulting from operations            $3,255,711
                                                                ==========


The accompanying notes are an integral part of this financial statement.



                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND
                        THE YEAR ENDED DECEMBER 31, 1999



                                                                                   2000               1999
                                                                                -----------      -----------


FROM OPERATIONS:
   Net investment loss                                                             $(65,288)     $   (93,847)
   Net realized gain on investments sold                                          1,590,913          279,478
   Net change in unrealized gain on investments                                   1,730,086        3,116,756
                                                                                -----------      -----------

            Increase in net assets resulting from
              operations                                                          3,255,711        3,302,387
                                                                                -----------      -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                  -                -

   Net realized gain on investments sold                                         (1,591,780)               -
                                                                                -----------      -----------

            Decrease in net assets resulting from
              distributions to shareholders                                      (1,591,780)               -
                                                                                -----------      -----------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                   6,398,512        2,214,299
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain on investments sold                        1,428,339                -
   Payments for redemption of shares                                             (5,522,468)      (3,743,816)
                                                                                -----------      -----------

            Increase/(decrease) in net assets resulting
              from shareholder transactions                                      2,304,383        (1,529,517)
                                                                                -----------      -----------

Total increase in net assets                                                     3,968,314         1,772,870

Net assets at beginning of the period                                            16,478,700       14,705,830
                                                                                -----------      -----------

Net assets at end of period                                                     $20,447,014      $16,478,700
                                                                                ===========      ===========



    The accompanying notes are an integral part of this financial statement.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)


(1)   SIGNIFICANT ACCOUNTING POLICIES:
Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES
For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:
Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.81 a share, aggregating $1,591,780. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

(3)   TRANSACTIONS WITH AFFILIATES:
The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the

Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $13,823 was required in 2000. The Fund incurred fees of $1,757 as of June 30, 2000 from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $450 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:
For the six months ended June 30, 2000 and the year ended December 31, 1999 investment transactions excluding short-term investments were as follows:

                                 2000                          1999
                             -----------                  -----------
Purchases at cost             $3,597,527                   $2,464,651
Sales                          3,119,596                    4,024,592

(5)   CAPITAL SHARE TRANSACTIONS:
At June 30, 2000, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                            Proceeds            Shares
                                          -----------        -----------
Six months ended June 30, 2000
Shares issued                              $6,398,512            296,645
Distributions reinvested                    1,428,339             67,469
Shares redeemed                            (5,522,468)          (261,392)
                                          -----------        -----------
            Net increase                   $2,304,383            102,722
                                          ===========        ===========

Period ended December 31, 1999
Shares issued                              $2,214,299            141,621
Distributions reinvested                           -                   -
Shares redeemed                           (3,743,816)           (238,728)
                                          -----------        -----------
            Net decrease                 $(1,529,517)            (97,107)
                                         ============        ===========

(6)   UNREALIZED APPRECIATION:
Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                     2000             1999
                                                 -----------      -----------
Market value                                     $20,219,586      $16,420,631
Original cost                                    (11,139,559)      (9,070,690)
                                                 -----------      -----------
       Net unrealized appreciation                $9,080,027       $7,349,941
                                                 ===========      ===========


As of June 30, 2000, gross unrealized gains on investments in which market value exceeded cost totaled $9,208,931 and gross unrealized losses on investments in which cost exceeded market value totaled $128,904.

As of December 31, 1999, gross unrealized gains on investments in which market value exceeded cost totaled $7,397,438 and gross unrealized losses on investments in which cost exceeded market value totaled $47,497.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.



                                        Six Months Ended                  Years ended                   Period Ended
                                            June 30,                      December 31,                   December 31,
                                              2000                   1999               1998               1997(A)
                                           -----------           -----------         -----------         -----------


Net asset value, beginning
  of period                                $     19.44           $     15.57         $     12.10         $     10.00
Income from operations:
     Net investment loss                         (0.05)                (0.12)              (0.06)                  -
     Net realized and unrealized
       gain (loss) on investments                 3.93                  3.99                3.53                2.11
                                           -----------           -----------         -----------         -----------

          Total from operations                   3.88                  3.87                3.47                2.11

Less Distributions:
   Dividend from investment income                   -                     -                   -                   -
   Distribution of net realized gain             (1.81)                    -                   -               (0.01)
                                           -----------           -----------         -----------         -----------

          Total distributions                    (1.81)                    -                   -               (0.01)

Net asset value, end of period             $     21.51           $     19.44         $     15.57         $     12.10
                                           ===========           ===========         ===========         ===========

          Total return                           20.11%                24.86%              28.68%              21.11%
                                           ===========           ===========         ===========         ===========

Ratios/Supplemental Data:
   Net assets, end of period               $20,447,014           $16,478,700         $14,705,830         $13,741,389
   Expenses to average net assets (B)             1.25%*                1.25%               1.25%               1.25%*
   Investment income to
     average net assets (C)                       0.54%*                0.58%               0.79%               1.30%*
   Portfolio turnover rate                       33.94%*               17.52%              13.73%              14.30%*


 *   Annualized
(A)  From the date of commencement of operations (March 14, 1997).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.39%, 1.39%, 1.41% and 1.55%, for the periods ended June 30, 2000 and December 31, 1999, 1998, and 1997, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.


                                    DIRECTORS

  James K. Ballinger                                   Harry A. Papp
  Amy S. Clague                                        L. Roy Papp
  Robert L. Mueller                                    Rosellen C. Papp
  Carolyn P. O'Malley                                  Bruce C. Williams


                                    OFFICERS

  Chairman - L. Roy Papp                               President - Harry A. Papp


                                 VICE PRESIDENTS

  Victoria S. Cavallero                                Julie A. Hein
  George D. Clark, Jr.                                 Robert L. Mueller
  Jeffrey N. Edwards                                   Rosellen C. Papp
  Robert L. Hawley                                     Bruce C. Williams


                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               INVESTMENT ADVISER

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    CUSTODIAN

                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS

                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  LEGAL COUNSEL

                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.